UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2013

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	File No. 000-50886	59-3778247
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York 10012

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As previously reported, on February 5, 2013, Virgin Media Inc., a Delaware corporation (“Virgin Media”), Liberty Global, Inc., a Delaware corporation (“Liberty Global”), Liberty Global Corporation Limited (formerly, Lynx Europe Limited), a private limited company incorporated under English law and wholly-owned subsidiary of Liberty Global (“New Liberty Global”), and certain other wholly-owned subsidiaries of Liberty Global, entered into an Agreement and Plan of Merger pursuant to which, among other things, Liberty Global and Virgin Media will become wholly-owned subsidiaries of New Liberty Global as a result of certain mergers (the “Mergers”).

On March 7, 2013, New Liberty Global filed the Registration Statement on Form S-4 (Registration No. 333-187100) (the “Registration Statement”),  relating to ordinary shares of New Liberty Global to be issued in connection with the Mergers, with the U.S. Securities and Exchange Commission (the “SEC”).

The Registration Statement includes the preliminary joint proxy statement of Virgin Media and Liberty Global relating to the special meetings of stockholders to be held by Virgin Media and Liberty Global to approve the Mergers.  The Registration Statement has not been declared effective and the information in it (including the information in the preliminary joint proxy statement/prospectus that form part of it) is subject to change.

Investors and security holders can obtain free copies of the Registration Statement through the web site maintained by the SEC at www.sec.gov (filed under Liberty Global Corporation Limited), and also through Virgin Media’s website at www.virginmedia.com/investors.

Forward-Looking Statements

Various statements contained in this communication may include “forward-looking statements”, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance.  Words like “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “may”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions identify these forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements or industry results to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by these forward-looking statements.

These factors include the following factors relating to the proposed transaction:

•                  The ability to obtain governmental and regulatory approvals of the transaction on a timely basis;

•                  Failure to realize the anticipated benefits and synergies of the transaction, including as a result of a delay in completing the transaction or an increase in costs associated with integration or a delay or difficulty in integrating the businesses of Virgin Media and Liberty Global;

•                  Limitation on the ability of New Liberty Global, Liberty Global and/or Virgin Media to incur new debt in connection with the transaction;

•                  Any disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers;

•                  The outcome of litigation brought in connection with the transaction;

•                  Failure to receive the approval of the stockholders of either Liberty Global or Virgin Media for the transaction; and

•                  The impact of legislative, regulatory and competitive changes and other risk factors relating to the industry in which Virgin Media and Liberty Global operate, as detailed from time to time in the reports of Virgin Media and Liberty Global filed with the SEC.

Additional factors are discussed under “Risk Factors” and elsewhere in of Liberty Global Corporation Limited’s registration statement on Form S-4 (Registration No. 333-187100) as filed with the SEC on March 7, 2013.  In addition, factors relating to the ordinary course operation of our business are discussed under “Risk Factors” and elsewhere in our annual report on Form 10-K for the year ended December 31, 2012, as filed with the SEC on February 7, 2013. We assume no obligation to update our forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting these statements.  Virgin Media cautions that the foregoing list of important factors that that may affect future results, and the list included in our annual report, is not exhaustive.

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  Liberty Global Corporation Limited, a company that has been established in connection with the transaction, filed a registration statement on Form S-4 (Registration No. 333-187100) with the U.S. Securities and Exchange Commission (SEC) on March 7, 2013, which includes preliminary joint proxy statement of Virgin Media Inc. and Liberty Global, Inc., and constitutes a prospectus of Liberty Global Corporation Limited.  VIRGIN MEDIA STOCKHOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE IT CONTAINS IMPORTANT INFORMATION.  A definitive joint proxy statement will be sent to security holders of Virgin Media and Liberty Global seeking their approval of the proposed transaction. Investors may obtain a free copy of the definitive joint proxy statement, when available, and other relevant documents filed by Liberty Global and Virgin Media with the SEC at the SEC’s Web site at http://www.sec.gov.  The definitive joint proxy statement, when available, and such other documents filed by Virgin Media with the SEC may also be obtained for free from the Investor Relations section of Virgin Media’s web site (www.virginmedia.com) or by directing a request to Virgin Media Inc., 65 Bleecker Street, 6th Floor, New York, New York 10012, Attention: Investor Relations.  Copies of documents filed by Liberty Global with the SEC may also be obtained for free from the Investor Relations section of Liberty Global’s website (www.lgi.com) or by directing a request to Liberty Global, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations.

Virgin Media and Liberty Global and their respective directors, executive officers and other members of their respective management and employees are deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the proposed transaction.  Information concerning the interests of Virgin Media’s participants in the solicitation, which may be different than those of Virgin Media’s stockholders generally, is set forth in Virgin Media’s proxy statement relating to its 2012 annual meeting of stockholders filed with the SEC on April 30, 2012.  Information concerning the interests of Liberty Global’s participants in the solicitation, which may be different than those of Liberty Global’s stockholders generally, is set forth in Liberty Global’s proxy statement relating to its 2012 annual meeting of stockholders filed with the SEC on April 27, 2012.  Investors may obtain additional information regarding the interests of those deemed participants in the proposed transaction by reading the Reregistration Statement and the definitive joint proxy statement (when available) regarding the proposed transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2013

VIRGIN MEDIA INC.

By:	/s/ Catherine Moroz
Name:	Catherine Moroz
Title:	Assistant Secretary